Third Quarter 2024 Investor Presentation November 2024 CSE: TRUL OTCQX: TCNNF

www.trulieve.com 2 Forward Looking Statements and Industry Data Unless the context otherwise requires, the terms “Trulieve,” “we,” “us” and “our” in this presentation refer to Trulieve Cannabis Corp. and its subsidiaries. Certain statements in this presentation constitute forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and applicable Canadian securities legislation (collectively herein referred to as “forward-looking statements”), which can often be identified by words such as “will”, “may”, “estimate”, “expect”, “plan”, “project”, “intend”, “anticipate” and other words indicating that the statements are forward-looking. These forward-looking statements relate to Trulieve’s expectations or forecasts of business, operations, financial performance, prospects, and other plans, intentions, expectations, estimates, and beliefs and include statements regarding Trulieve’s 2024 objectives, financial targets, and its plans for potential acquisitions and expansion of the Company’s operations. Such forward-looking statements are expectations only and are subject to known and unknown risks, uncertainties and other important factors, including, but not limited to, risk factors included in this presentation, that could cause the Company’s actual results, performance or achievements or industry results to differ materially from any future results, performance or achievements implied by such forward-looking statements. Such risks and uncertainties include, among others, dependence on obtaining and maintaining regulatory approvals, including acquiring and renewing state, local or other licenses; engaging in activities which currently are illegal under United States federal law and the uncertainty of existing protection from United States federal or other prosecution; regulatory or political change such as changes in applicable laws and regulations, including United States state-law legalization, particularly in Florida, due to inconsistent public opinion, perception of the medical-use and adult-use cannabis industry, bureaucratic delays or inefficiencies or any other reasons; uncertainty regarding our tax liability and refunds under Section 280E of the US tax code; any other factors or developments which may hinder market growth; reliance on management; and the effect of capital market conditions and other factors on capital availability; competition, including from more established or better financed competitors; and the need to secure and maintain corporate alliances and partnerships, including with customers and suppliers. Additional factors that could cause results to differ materially from those described in the forward-looking statements can be found in the company’s filings with the Securities and Exchange Commission (“SEC”), including the company’s most recent Annual Report on Form 10-K and subsequent SEC filings. These factors should be considered carefully, and readers are cautioned not to place undue reliance on such forward-looking statements. You are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Although it may voluntarily do so from time to time, the Company undertakes no commitment to update or revise the forward-looking statements, whether as a result of new information, future events or otherwise, except as required by applicable securities laws. Unless otherwise noted, the forecasted industry and market data contained herein are based upon management estimates and industry and market publications and surveys. The information from industry and market publications has been obtained from sources believed to be reliable, but there can be no assurance as to the accuracy or completeness of the included information. The Company has not independently verified any of the data from third-party sources, nor has the Company ascertained the underlying economic assumptions relied upon therein. While such information is believed to be reliable for the purposes used herein, the Company makes no representation or warranty with respect to the accuracy of such information. PLEASE NOTE: MARIJUANA IS ILLEGAL UNDER U.S. FEDERAL LAW, INCLUDING ITS CONSUMPTION, POSSESSION, CULTIVATION, DISTRIBUTION, MANUFACTURING, DISPENSING, AND POSSESSION WITH INTENT TO DISTRIBUTE. Forward-looking statements made in this document are made only as of the date of their initial publication, and the Company undertakes no obligation to publicly update any of these forward-looking statements as actual events unfold.

www.trulieve.com 3 Management’s Use of Non-GAAP Financial Measures In addition to our results determined in accordance with GAAP, we supplement our results with non-GAAP financial measures, including adjusted net income (loss), adjusted gross profit, adjusted gross profit margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted earnings per share, EBITDA, adjusted EBITDA, adjusted EBITDA margin %, and free cash flow. The Company calculates EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization; adjusted EBITDA as net income (loss) before net interest expense, income tax expense, depreciation and amortization and also excludes certain extraordinary items; adjusted EBITDA margin as adjusted EBITDA as % of revenue; adjusted net income (loss) as net income (loss) less certain extraordinary items; adjusted gross profit as gross profit less extraordinary expenses; adjusted gross margin as adjusted gross profit as % of revenue; adjusted SG&A as SG&A less extraordinary expenses; and free cash flow as cash flow from operations less capital expenditures. Our management uses these non-GAAP financial measures in conjunction with GAAP financial measures to evaluate our operating results and financial performance. We believe these measures are useful to investors as they are widely used measures of performance and can facilitate comparison to other companies. These non-GAAP financial measures are not and should not be considered as measures of liquidity. These non-GAAP financial measures have limitations as analytical tools in that they do not reflect all of the amounts associated with our results of operations as determined in accordance with GAAP. Because of these limitations, these non-GAAP financial measures should be considered along with GAAP financial performance measures. The presentation of these non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures. A reconciliation of the non-GAAP financial measures to such GAAP measures can be found at the end of this presentation on the slides captioned “Reconciliation of Non-GAAP Financial Measures. These non-GAAP financial measures should be considered supplemental to, and not a substitute for, our reported financial results prepared in accordance with GAAP.

www.trulieve.com 4 Agenda • Third Quarter 2024 Financial and Operational Highlights • Retail Highlights • Recent Developments • Tax Position • 2024 Objectives • Financial Targets • Financial Highlights

www.trulieve.com 5 Third Quarter 2024 Financial and Operational Highlights* • Revenue $284 million, increased 3% year over year, with 95% of revenue from retail sales • GAAP gross profit of $173 million and 61% gross margin • Net loss attributable to common shareholders of $60 million • Adjusted net loss of $12 million excludes $48 million in campaign support and other non-recurring charges, asset impairments, disposals and discontinued operations • Adjusted EBITDA of $96 million or 34% of revenue, up 24% year over year • Cash flow from operations of $30 million and free cash flow of $(7) million • Cash and short-term investments as of September 30, 2024 totaled $319 million • Launched adult use sales in Ohio at three locations: Beavercreek, Columbus, and Westerville • Rolled out #YesOn3 product line to support Smart and Safe Florida adult use campaign • Entered partnership with Professional Pickleball Association and Major League Pickleball to sponsor events in Arizona, Florida, and Georgia • Opened 15 new dispensaries in Florida and Pennsylvania * Adjusted net loss, adjusted EBITDA and free cash flow are non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. Numbers may not sum perfectly due to rounding.

www.trulieve.com 6 Retail Highlights • Retail revenue $269 million, up 2% compared to last year and down 7% sequentially • Traffic up 10% versus last year and 1% sequentially • Sold over 11.5 million branded products • Up 6% year over year and flat sequentially • Customer retention 65% companywide and 74% medical only • Exited quarter with 30% of retail locations outside of the state of Florida and 87% of dispensaries serving only medical patients

www.trulieve.com 7 Recent Developments • Partnered with Black Buddha Cannabis to launch premium products in Arizona and Pennsylvania • Opened five new retail locations in Bonita Springs, Hallandale, Lake Placid, Orlando, and St. Augustine, Florida • Currently operate 220 retail dispensaries and over 4 million square feet of cultivation and processing capacity in the United States

www.trulieve.com 8 Tax Position • In Q4 2023, Trulieve filed amended federal tax returns for 2019, 2020, and 2021 claiming $143 million of refunds and corresponding amended state returns claiming $31 million of refunds • Amended returns were supported by legal interpretations that challenge the tax liability under Section 280E of the Internal Revenue Code • Refund checks of approximately $115 million received to date of $174 million claimed • $62 million in Q4:23, $50 million in Q1:24 and $2 million in Q2:24 • Rejection notices for returns seeking $5.2 million of refunds • Trulieve continues to make tax payments as a customary U.S. taxpayer without tax payments associated with 280E of the tax code until final resolution is reached • While challenge is ongoing, taxes are swept into an uncertain tax position • Balance sheet includes amended return refund checks received, the amount of tax underpaid if 280E applied, and interest accrued • Balance sheet uncertain tax position liability was $384 million at September 30, 2024, with $352 million related to this tax challenge • Without the effect of 280E, year to date net income would have been positive Numbers may not sum perfectly due to rounding.

www.trulieve.com 9 Tax Position • Uncertain Tax Position • $384 million at September 30, 2024 • $32 million unrelated to the challenge of the applicability of 280E to Trulieve • $352 million related to the challenge of the applicability of 280E to Trulieve • Cash refunds total $115 million to date • $62 million cash refunds received in Q4:2023 • $50 million cash refunds received in Q1:2024 • $2 million cash refunds received in Q2:2024 • 280E tax liability accruals total $237 million • $49 million net Q3:2023 280E tax liability accrual • $40 million net Q4:2023 280E tax liability accrual • $46 million net Q1:2024 280E tax liability accrual • $53 million net Q2:2024 280E tax liability accrual • $49 million net Q3:2024 280E tax liability accrual Numbers may not sum perfectly due to rounding.

www.trulieve.com 10 2024 Objectives Deliver Exceptional Customer Experiences and Build Brand Loyalty • Provide superb service, expedient transactions, and frictionless returns • Innovate across product and consumer categories Expand Distribution of Branded Products Through Branded Retail Locations • Invest in cornerstone markets: Florida, Pennsylvania, and Arizona • Expand retail and wholesale distribution networks Maintain disciplined approach to cash generation and preservation Invest in infrastructure, technology, and talent to support long term growth • Prepare for potential growth catalysts • Invest for cannabis 2.0 future

Financials

www.trulieve.com 12 Financial Targets Financial Targets: • Anticipate fourth quarter revenue will be up low single digits compared to the third quarter • Anticipate gross margin will be comparable to year to date gross margin • 2024 cash flow from operations expected of at least $250 million • Q3:2024 cash flow from operations of $30 million • Cash interest payments on private placement notes are paid in June and December • 2024 capital expenditures expected to be approximately $130 million Financial Position as of September 30, 2024: • $319 million in cash and short-term investments • $481 million of debt at 7.9% interest

www.trulieve.com 13 Financial Highlights* *Adjusted gross profit, adjusted gross profit margin, adjusted SG&A, adjusted SG&A as % revenue, adjusted net (loss) income, adjusted net (loss) income per diluted share, adjusted EBITDA and adjusted EBITDA margin are Non-GAAP financial measures. See slides 15-17 for reconciliation to GAAP for all non-GAAP financial measures. **Includes discontinued operations. INCOME STATEMENT HIGHLIGHTS (USD millions, except per share data) Q3:24 Q2:24 Q1:24 Q4:23 Q3:23 Q2:23 Q1:23 Q4:22 Q3:22 Q2:22 Q1:22 2023 2022 Revenue 284.3 303.4 297.6 287.0 275.2 281.8 285.2 298.5 295.4 313.8 310.6 1,129.2 1,218.2 Gross profit 173.3 181.6 173.8 153.9 142.9 141.6 150.2 157.1 168.7 183.4 179.9 588.6 689.1 Gross margin 61.0% 59.9% 58.4% 53.6% 51.9% 50.3% 52.6% 52.6% 57.1% 58.4% 57.9% 52.1% 56.6 % Adjusted gross profit 173.4 181.6 173.8 153.9 143.1 143.4 150.2 161.1 172.5 183.2 184.6 590.6 701.4 Adjusted gross margin 61.0% 59.9% 58.4% 53.6% 52.0% 50.9% 52.7% 54.0% 58.4% 58.4% 59.5% 52.3% 57.6 % SG&A 148.6 102.6 101.3 96.3 93.9 96.0 100.0 122.8 111.9 107.5 104.9 386.2 447.0 SG&A as % revenue 52.3% 33.8% 34.0% 33.6% 34.1% 34.1% 35.1% 41.1% 37.9% 34.2% 33.8% 34.2% 36.7 % Adjusted SG&A 96.1 93.0 86.6 83.7 84.6 81.1 86.7 96.0 90.4 90.5 93.5 336.1 370.4 Adjusted SG&A as % revenue 33.8% 30.6% 29.1% 29.2% 30.7% 28.8% 30.4% 32.2% 30.6% 28.8% 30.1% 29.8% 30.4 % Depreciation and amortization 28.3 28.1 27.8 27.2 27.0 26.1 29.6 29.8 29.5 29.4 27.8 109.8 116.4 Net (loss) income** (60.2) (12.0) (23.1) (33.4) (25.4) (403.8) (64.1) (77.0) (114.6) (22.5) (32.0) (526.8) (246.1) Net (loss) income continuing operations (60.2) (10.7) (23.5) (36.6) (22.9) (342.1) (34.3) (64.2) (72.6) (18.7) (27.0) (435.9) (182.6) Adjusted net (loss) income (11.9) 0.2 (10.2) (22.8) (14.7) (14.6) (17.7) (34.0) 7.9 2.8 4.7 (69.8) (18.7) Net (loss) income per diluted share** (0.33) (0.05) (0.17) (0.18) (0.13) (2.14) (0.34) (0.41) (0.61) (0.12) (0.17) (2.79) (1.31) Net (loss) income continuing operations per diluted share** (0.32) (0.04) (0.16) (0.19) (0.12) (1.80) (0.18) (0.33) (0.38) (0.09) (0.14) (2.28) (0.95) Adjusted net (loss) income per diluted share** (0.06) 0.00 (0.05) (0.12) (0.08) (0.08) (0.09) (0.18) 0.04 0.01 0.03 (0.37) (0.10) Adjusted EBITDA 96.1 107.0 105.8 87.8 77.7 78.7 78.1 82.8 99.6 110.9 105.0 322.3 398.1 Adjusted EBITDA Margin 33.8% 35.2% 35.5% 30.6% 28.2% 27.9% 27.4% 27.7% 33.7% 35.3% 33.8% 28.5% 32.7%

www.trulieve.com 14 Financial Highlights SHARE COUNT ESTIMATE (millions as of September 30, 2024 on as if converted basis) Subordinate Voting Shares 165.9 Multiple Voting Shares* 0.2 Total Shares Outstanding 189.2 *converted at 100 subordinate shares per 1 multiple voting share Employee Stock Options/RSUs 3.4 excludes 1.49 million unexercisable options excludes 4.64 million nonvested RSUs Pro Forma Estimated Shares 192.6

www.trulieve.com 15 Reconciliation of Non-GAAP Financial Measures EBITDA and Adjusted EBITDA Net loss attributable to common shareholders $ (60.2) $ (25.4) $ (12.0) $ (95.3) $ (493.4) Add (deduct) impact of: Interest expense, net $ 17.5 $ 20.8 $ 15.4 $ 47.6 $ 60.9 Interest income $ (4.2) $ (1.9) $ (4.0) $ (11.5) $ (4.3) Provision for income taxes $ 47.4 $ 36.6 $ 47.2 $ 150.0 $ 105.9 Depreciation and amortization $ 28.3 $ 27.0 $ 28.1 $ 84.2 $ 82.6 Depreciation included in cost of goods sold $ 13.3 $ 14.6 $ 13.3 $ 40.1 $ 42.7 EBITDA (Non-GAAP) $ 42.1 $ 71.8 $ 88.0 $ 215.0 $ (205.5) EBITDA Margin (Non-GAAP) 15% 26% 29% 24% (24)% Impairment of goodwill $ — $ — $ — $ — $ 307.6 Impairment and disposal of long-lived assets, net of (recoveries) $ (4.3) $ (1.2) $ 1.2 $ (4.4) $ 5.5 Legislative campaign contributions $ 48.4 $ 0.5 $ 5.0 $ 62.7 $ 19.6 Acquisition, transaction, and other non-recurring costs $ 2.6 $ 8.5 $ 4.3 $ 10.6 $ 16.1 Share-based compensation $ 5.5 $ 4.5 $ 5.0 $ 15.6 $ 7.4 Gain on debt extinguishment $ — $ (8.2) $ — $ — $ (8.2) Other (expense) income, net $ 0.2 $ (1.1) $ 1.8 $ 4.8 $ (5.9) Discontinued operations, net of tax, attributable to common shareholders $ 1.6 $ 2.9 $ 1.6 $ 4.6 $ 97.9 Adjusted EBITDA (Non-GAAP) $ 96.1 $ 77.7 $ 107.0 $ 308.8 $ 234.5 Adjusted EBITDA Margin (Non-GAAP) 34% 28% 35% 35% 28 % For the Nine Months Ended September 30, 2023 September 30, 2024(Amounts expressed in millions of United States dollars; unaudited) September 30, 2024 September 30, 2023 June 30, 2024 For the Three Months Ended

www.trulieve.com 16 Reconciliation of Non-GAAP Financial Measures Adjusted Net (Loss) Income and Adjusted Net (Loss) Income Per Diluted Share Net loss attributable to common shareholders $ (60.2) $ (25.4) $ (12.0) $ (95.3) $ (493.4) Net loss from discontinued operations, net of tax, attributable to common shareholders $ 1.6 $ 2.9 $ 1.6 $ 4.6 $ 97.9 Adjustment of redeemable non-controlling interest to maximum redemption value $ (2.1) $ — $ 1.9 $ (9.0) $ — Net loss from continuing operations available to common shareholders $ (60.6) $ (22.5) $ (8.5) $ (99.7) $ (395.5) Add (deduct) impact of: Adjustment of redeemable non-controlling interest to maximum redemption value $ 2.1 $ — $ (1.9) $ 9.0 $ — Impairment of goodwill $ — $ — $ — $ — $ 307.6 Impairment and disposal of long-lived assets, net of (recoveries) $ (4.3) $ (1.2) $ 1.2 $ (4.4) $ 5.5 Legislative campaign contributions $ 48.4 $ 0.5 $ 5.0 $ 62.7 $ 19.6 Acquisition, transaction, and other non-recurring costs $ 2.6 $ 8.5 $ 4.3 $ 10.6 $ 16.1 Fair value of derivative liabilities - warrants $ — $ — $ — $ — $ (0.3) Adjusted net (loss) income (Non-GAAP) $ (11.9) $ (14.7) $ 0.2 $ (21.9) $ (47.0) Net loss attributable to common shareholders $ (0.32) $ (0.13) $ (0.06) $ (0.50) $ (2.61) Net loss from discontinued operations, net of tax, attributable to common shareholders $ 0.01 $ 0.02 $ 0.01 $ 0.02 $ 0.52 Adjustment of redeemable non-controlling interest to maximum redemption value $ (0.01) $ — $ 0.01 $ (0.05) $ — Net loss from continuing operations available to common shareholders $ (0.32) $ (0.12) $ (0.04) $ (0.52) $ (2.09) Add (deduct) impact of: Adjustment of redeemable non-controlling interest to maximum redemption value $ 0.01 $ — $ (0.01) $ 0.05 $ — Impairment of goodwill $ — $ — $ — $ — $ 1.63 Impairment and disposal of long-lived assets, net of (recoveries) $ (0.02) $ (0.01) $ 0.01 $ (0.02) $ 0.03 Legislative campaign contributions $ 0.25 $ 0.00 $ 0.03 $ 0.33 $ 0.10 Acquisition, transaction, and other non-recurring costs $ 0.01 $ 0.05 $ 0.02 $ 0.06 $ 0.09 Fair value of derivative liabilities - warrants $ — $ — $ — $ — $ (0.00) Adjusted net (loss) income per diluted share (Non-GAAP) $ (0.06) $ (0.08) $ 0.00 $ (0.12) $ (0.25) Basic and diluted shares outstanding 190.2 188.9 190.3 190.0 189.0 (Amounts expressed in millions of United States dollars; unaudited) September 30, 2024 September 30, 2023 June 30, 2024 For the Three Months Ended For the Nine Months Ended September 30, 2024 September 30, 2023 September 30, 2024 September 30, 2023 For the Nine Months Ended (Amounts expressed are per share except for shares which are in millions; unaudited) For the Three Months Ended September 30, 2023 June 30, 2024 September 30, 2024

www.trulieve.com 17 Reconciliation of Non-GAAP Financial Measures Free Cash Flow and Adjusted SG&A SG&A $ 148.6 $ 93.9 $ 102.6 $ 352.5 $ 289.9 Integration, transaction, and other non-recurring costs $ (52.5) $ (9.3) $ (9.6) $ (76.8) $ (37.5) Adjusted SG&A (Non-GAAP) $ 96.1 $ 84.6 $ 93.0 $ 275.7 $ 252.3 September 30, 2023 September 30, 2024 For the Nine Months EndedFor the Three Months Ended June 30, 2024 September 30, 2023 September 30, 2024(Amounts expressed in millions of United States dollars; unaudited) Cash flow from operating activities $ 30.3 $ 93.4 $ 71.3 $ 240.8 $ 70.4 Payments for property and equipment $ (36.9) $ (6.3) $ (26.5) $ (79.0) $ (31.0) Free cash flow (Non-GAAP) $ (6.6) $ 87.2 $ 44.8 $ 161.8 $ 39.4 (Amounts expressed in millions of United States dollars; unaudited) September 30, 2024 September 30, 2023 For the Nine Months Ended September 30, 2024 September 30, 2023 For the Three Months Ended June 30, 2024

www.trulieve.com 18 House of Brands Trulieve Brands VA LU E M ID P RE M IU M Partner Brands

THANK YOU CSE: TRUL OTCQX: TCNNF @Trulieve/@Trulieve_IR ir@trulieve.com